UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21894

Cohen & Steers Asia Pacific Realty Shares, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2010

Item 1. Reports to Stockholders.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

To Our Shareholders:

We would like to share with you our report for the year ended October 31, 2010. The net asset values (NAV) per share at that date were $9.41, $9.33, and $9.46 for Class A, Class C and Class I shares, respectively.

The total returns, including income and change in NAV, for the Fund and its comparative benchmarks were:

	Six Months Ended October 31, 2010	Year Ended October 31, 2010
Cohen & Steers Asia Pacific Realty Shares—Class A	11.33%	15.88%
Cohen & Steers Asia Pacific Realty Shares—Class C	10.86%	15.05%
Cohen & Steers Asia Pacific Realty Shares—Class I	11.49%	16.25%
FTSE EPRA/NAREIT Developed Asia Real Estate Index—(Net)[a]	11.56%	14.61%
S&P Asia Pacific Property Index—(Net)[a]	10.63%	16.42%
S&P 500 Index[a]	0.74%	16.52%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our Web site at cohenandsteers.com. Performance quoted does not reflect the deduction of the maximum 4.5% initial sales charge on Class A shares or the 1% maximum contingent deferred sales charge on Class C shares, respectively. If such charges were included, returns would have been lower.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of non-U.S. holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry to deter investors from arbitraging funds with a large percentage of non-U.S. holdings. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark index, which does not use fair value pricing. An investor cannot invest directly in an index.

a  The FTSE EPRA/NAREIT Developed Asia Real Estate Index is an unmanaged portfolio of approximately 73 constituents from 5 countries in the Asia region and is net of dividend withholding taxes. The S&P Asia Pacific Property Index is an unmanaged portfolio of approximately 156 constituents from 5 countries in the Asia Pacific region and is net of dividend withholding taxes. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. These recharacterizations could result in the Fund paying distributions in excess of its investment company taxable income and this excess would be a tax free return of capital distributed from the Fund's assets.

Investment Review

Asia Pacific real estate securities produced a solid total return for the fiscal year, led by Hong Kong and Singapore. The region continued to show strong fundamentals and demand growth despite early concerns about U.S. interest-rate hikes and China's government imposing economic tightening measures. Asia Pacific outperformed its Europe counterpart, but trailed an exceptionally strong U.S. real estate market.

Hong Kong property companies retreated in the first half of the fiscal period, amid a slowdown in residential sales. Share prices rebounded in the third quarter and ended the full period with a strong total return (+12.0%),1 aided by encouraging economic data and indications that interest rates would likely remain low for an extended period. The office sector performed exceptionally well, benefiting from rising rents that reached near-peak levels by the end of the period due to strong demand and GDP growth. Retail property companies also posted solid returns as retail sales showed momentum. New residential property launches in the third quarter were met with healthy demand.

Japan (+2.9%) held onto a modest gain for the period, but underperformed the region, as investors worried about the economic impact of the steadily rising yen, which reached its highest level against the U.S. dollar in 15 years. The yen's strength was due partly to general weakness in the dollar, Japan's fiscal surplus and a relatively stable interest-rate outlook. The residential sector showed signs of recovery, and condominium inventory fell to a 20-year low. Real estate stocks also responded positively to the Bank of Japan's late-2010 announcement of further quantitative easing.

Property stocks in Australia (+5.8%) benefited from an economy that was firing on all cylinders. But the market declined in mid-2010 after Prime Minister Kevin Rudd proposed a resource super profits tax on profitable mining companies. The proposal contributed to Rudd's exit in June, and real estate equities were a refuge in the ensuing turbulence. The country's central bank raised interest rates 75 basis points over the course of the period, and Australia's dollar appreciated against most currencies. By period-end, there was some concern that economic growth may decelerate as the strong currency weighed on exports.

1  Country returns are in local currencies as measured by the FTSE EPRA/NAREIT Developed Asia Real Estate Index, an unmanaged market-weighted total return index which consists of many companies from developed markets whose floats are larger than $100 million and which derive more than half of their revenue from property-related activities. Past performance does not guarantee future results. This information is not representative of any Cohen & Steers account and no such account will seek to replicate an index. You cannot invest directly in an index.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

Singapore (+14.5%), one of the world's fastest-growing economies, was the region's strongest performer. After a selloff in January over China policy concerns, reports on solid pre-commitments for new office space buoyed real estate stocks. Strength in the office sector continued throughout the period as external demand rolled into rising rents and occupancy rates. The government's tourism incentives also resulted in growth for the hotel and retail sectors. A number of companies also tapped the strong equity markets to raise capital. Economic growth slowed by October due to a higher base to a still-robust growth rate of +10.3% (annualized), but was still in range to hit its target for the full year.

Fund performance

The Fund generated a positive total return and outperformed its benchmark, helped by strong stock selection. An overweight in Hong Kong office properties was also beneficial, as was our lack of investment in a China-focused residential development company that was the market's worst performer for the period. Our overweight in Australia and stock selection in the office and industrial sectors contributed to outperformance. These companies benefited from the recovery in Australia's economy and strengthening in property valuations. In Singapore, our overweight in office properties provided a lift, while an underweight in industrial properties detracted from relative return.

Our stock selection in the Japanese market helped, but was offset by our underweight in the country during periods of market spikes. Our underweight in the retail sectors of Australia and Hong Kong also weighed on performance. These companies benefited from regional economic recovery and strong internal demand, and exhibited relatively stable performance during periods of volatility .

U.S. dollar investors benefited during the period from an exchange-rate tailwind, as many of the region's currencies strengthened relative to the dollar.

Investment Outlook

We believe fundamentals in Asia Pacific will remain strong into 2011. Despite policy/monetary measures in China aimed at cooling its economy, we expect the country to remain the primary driving force in the region as it continues to grow at a healthy rate.

The Hong Kong office sector appears well-positioned to benefit from solid fundamentals, a strong IPO pipeline and gradual internationalization of the Chinese yuan. For the residential sector, a supply shortage over the near term, combined with favorable interest rates and extra liquidity from quantitative easing, suggests upside potential. This does come with some risks: if home prices rise too quickly, the government may face public pressure to enact further corrective policies.

We retain a cautious view of Japan, as tenants continue to seek rent and space reductions, and new office supply is due to come on the market next year. But there are some positive signs: homes are more affordable, low

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

office rents are attracting Grade A tenants, debt is more available and capital values are showing stronger signals of a bottom. That said, we believe a meaningful recovery in office demand is still a year or two away.

Australia continues to look attractive, in our view, despite rising concerns about inflation. The country's commodity-based economy is growing at an above-average rate, unemployment is relatively low and the population is expanding more rapidly than most developed economies—all pointing to strong property fundamentals.

We expect the Singapore economy to continue its strong growth trajectory. Occupancy levels and new demand in office are accelerating, while rents have bottomed and are now rising. Strong manufacturing data augurs well for the industrial sector, and improving visitor traction at the Integrated Resorts bodes as a positive for hotels and retail sales.

Our focus remains on companies with the best potential for internal growth that can also capitalize on the emergence of external growth opportunities amid improving real estate fundamentals.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

JOSEPH M. HARVEY	SCOTT CROWE

Portfolio Manager	Portfolio Manager

  LUKE SULLIVAN

  Portfolio Manager

The views and opinions in the preceding commentary are subject to change. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

Performance Review (Unaudited)

Cohen & Steers Asia Pacific Realty Shares—Class A

Growth of a $10,000 Investment

Cohen & Steers Asia Pacific Realty Shares—Class C

Growth of a $10,000 Investment

Cohen & Steers Asia Pacific Realty Shares—Class I

Growth of a $1,000,000 Investment

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

Performance Review (Unaudited)—(Continued)

Average Annual Total Returns—For Periods Ended October 31, 2010

	Class A Shares	Class C Shares	Class I Shares
1 Year (with sales charge)	10.67%[b]	14.05%[c]	—
1 Year (without sales charge)	15.88%	15.05%	16.25%
Since Inception[d] (with sales charge)	0.21%[b]	0.66%	—
Since Inception[d] (without sales charge)	1.30%	0.66%	1.67%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month-end can be obtained by visiting our Web site at cohenandsteers.com. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the periods presented above, the advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

The gross and net expense ratios, respectively, for each class of shares as disclosed in the March 1, 2010 prospectuses were as follows: Class A—2.37% and 1.80%; Class C—3.02% and 2.45%; and Class I—2.00% and 1.45%. Through February 29, 2012, the advisor has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred to the extent necessary to maintain the Fund's annual operating expenses at 1.80% for Class A shares, 2.45% for Class C shares and 1.45% for Class I shares.

a  The comparative indices are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. The Fund's performance assumes the reinvestment of all dividends and distributions. For more information, including charges and expenses, please read the prospectus carefully before you invest.

b  Reflects a 4.50% front-end sales charge.

c  Reflects a contingent deferred sales charge of 1%.

d  Inception date of July 31, 2006.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2010—October 31, 2010.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period[a] May 1, 2010– October 31, 2010
Class A
Actual (11.33% return)	$1,000.00	$1,113.30	$9.59
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.13	$9.15
Class C
Actual (10.86% return)	$1,000.00	$1,108.60	$13.02
Hypothetical (5% annual return before expenses)	$1,000.00	$1,012.85	$12.43
Class I
Actual (11.49% return)	$1,000.00	$1,114.90	$7.73
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.90	$7.37

a  Expenses are equal to the Fund's Class A, Class C and Class I annualized expense ratio of 1.80%, 2.45%, and 1.45%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). If the Fund had borne all of its expenses that were assumed by the advisor, the annualized expense ratios would have been 2.27%, 2.93% and 1.93%, respectively.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

OCTOBER 31, 2010

Top Ten Holdings
(Unaudited)

Security	Value	% of Net Assets
Sun Hung Kai Properties Ltd.	$6,620,675	11.2%
Westfield Group	4,405,846	7.4
Mitsui Fudosan Co., Ltd.	3,859,469	6.5
Mitsubishi Estate Co., Ltd.	3,568,752	6.0
Hongkong Land Holdings Ltd. (USD)	3,078,780	5.2
Stockland	2,812,526	4.7
Wharf Holdings Ltd.	2,613,540	4.4
China Overseas Land & Investment Ltd.	2,134,163	3.6
GPT Group	1,702,173	2.9
Hang Lung Properties Ltd.	1,536,139	2.6

Country Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS

October 31, 2010

		Number of Shares	Value
COMMON STOCK	99.6%
AUSTRALIA	24.3%
DIVERSIFIED	14.1%
Aspen Group		727,552	$342,083
BGP Holdings PLC (EUR)[a,b,c]		4,044,867	0
Dexus Property Group		1,470,282	1,195,378
FKP Property Group		1,020,341	939,507
GPT Group		622,835	1,702,173
Mirvac Group		939,965	1,192,362
Stockland		761,603	2,812,526
Valad Property Group[a]		2,966,738	209,237
			8,393,266
INDUSTRIAL	2.1%
Goodman Group		1,988,767	1,227,301
RETAIL	8.1%
CFS Retail Property Trust		35,090	63,933
Charter Hall Retail REIT		107,161	319,107
Westfield Group		363,314	4,405,846
			4,788,886
TOTAL AUSTRALIA			14,409,453
HONG KONG	43.5%
DIVERSIFIED	32.9%
Agile Property Holdings Ltd.		927,000	1,219,855
China Resources Land Ltd.		205,000	403,586
Glorious Property Holdings Ltd.		1,337,000	446,745
Great Eagle Holdings Ltd.		98,000	293,320
Guangzhou R&F Properties Co., Ltd. Class H		215,200	306,506
Hang Lung Properties Ltd.		315,000	1,536,139
Henderson Land Development Company Ltd.		197,890	1,405,431
Hysan Development Company Ltd.		167,480	647,125
Kerry Properties Ltd.		139,340	772,988
KWG Property Holding Ltd.		562,499	444,121
New World Development Ltd.		741,000	1,460,730

See accompanying notes to financial statements.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2010

		Number of Shares	Value
Shimao Property Holdings Ltd.		625,500	$1,034,531
Sun Hung Kai Properties Ltd.		387,895	6,620,675
Swire Pacific Ltd. Class A		21,000	297,475
Wharf Holdings Ltd.		398,000	2,613,540
			19,502,767
OFFICE	5.2%
Hongkong Land Holdings Ltd. (USD)		446,200	3,078,780
RESIDENTIAL	3.6%
China Overseas Land & Investment Ltd.		1,016,120	2,134,163
RETAIL	1.8%
Link REIT		334,000	1,032,001
TOTAL HONG KONG			25,747,711
INDONESIA	1.2%
DIVERSIFIED
Agung Podomoro Land[a,c]		17,874,500	729,980
JAPAN	18.2%
DIVERSIFIED	14.1%
Mitsubishi Estate Co., Ltd.		203,672	3,568,752
Mitsui Fudosan Co., Ltd.		204,189	3,859,469
Sumitomo Realty & Development Co., Ltd.		41,000	893,675
			8,321,896
INDUSTRIAL	0.6%
Japan Logistics Fund		45	370,759
OFFICE	3.1%
Advance Residence Investment[a]		344	598,484
Global One REIT		39	305,331
Japan Prime Realty Investment Corp.		256	635,944
Nippon Building Fund		32	313,359
			1,853,118
RESIDENTIAL	0.4%
BLife Investment Corp.		38	230,919
TOTAL JAPAN			10,776,692

See accompanying notes to financial statements.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2010

		Number of Shares	Value
PHILIPPINES	2.5%
RESIDENTIAL	0.5%
Filinvest Land		9,538,000	$305,961
RETAIL	2.0%
SM Prime Holdings		4,139,900	1,150,934
TOTAL PHILIPPINES			1,456,895
SINGAPORE	9.9%
DIVERSIFIED	6.1%
Allgreen Properties Ltd.		666,000	612,331
CapitaLand Ltd.		395,500	1,188,670
City Developments Ltd.		107,000	1,051,565
Keppel Land Ltd.		225,000	770,107
			3,622,673
INDUSTRIAL	0.9%
AIM AMP Capital Industrial REIT		3,045,934	529,503
OFFICE	1.6%
CapitaCommercial Trust		841,000	968,160
RETAIL	1.3%
CapitaMall Trust		183,000	279,950
CapitaMalls Asia Ltd.		275,347	455,260
			735,210
TOTAL SINGAPORE			5,855,546
TOTAL COMMON STOCK (Identified cost—$45,802,516)			58,976,277
		Number of Warrants
WARRANTS	0.0%
HONG KONG
Henderson Land Development Company Ltd, due, 6/1/2011[a] (Identified cost—$0)		45,378	17,563

See accompanying notes to financial statements.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2010

		Number of Shares	Value
SHORT-TERM INVESTMENTS	3.0%
MONEY MARKET FUNDS
Federated Government Obligations Fund, 0.05%[d]		900,000	$900,000
State Street Institutional Liquid Reserves Fund, 0.22%[d]		900,000	900,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$1,800,000)			1,800,000
TOTAL INVESTMENTS (Identified cost—$47,602,516)	102.6%		60,793,840
LIABILITIES IN EXCESS OF OTHER ASSETS	(2.6)%		(1,552,518)
NET ASSETS	100.0%		$59,241,322

Glossary of Portfolio Abbreviations

EUR  Euro Currency

REIT  Real Estate Investment Trust

USD  United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

a  Non-income producing security.

b  Illiquid security. Aggregate holdings equal 0.0% of net assets of the Fund.

c  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair value securities represent 1.2% of net assets of the Fund.

d    Rate quoted represents the seven day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2010

ASSETS:
Investments in securities, at value (Identified cost—$47,602,516)	$60,793,840
Cash	25,014
Foreign currency, at value (Identified cost—$22,127)	22,127
Receivable for:
Investment securities sold	1,301,908
Dividends and interest	105,069
Fund shares sold	68,706
Other assets	1,269
Total Assets	62,317,933
LIABILITIES:
Payable for:
Investment securities purchased	2,842,392
Fund shares redeemed	63,388
Investment advisory fees	25,393
Administration fees	5,152
Distribution fees	2,250
Shareholder servicing fees	800
Directors' fees	330
Other liabilities	136,906
Total Liabilities	3,076,611
NET ASSETS	$59,241,322
NET ASSETS consist of:
Paid-in-capital	$144,563,821
Dividends in excess of net investment income	(696,405)
Accumulated net realized loss	(97,806,829)
Net unrealized appreciation	13,180,735
$59,241,322

See accompanying notes to financial statements.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

October 31, 2010

CLASS A SHARES:
NET ASSETS	$27,044,100
Shares issued and outstanding ($0.001 par value common stock outstanding)	2,873,239
Net asset value and redemption price per share	$9.41
Maximum offering price per share ($9.41 ÷ 0.955)[a]	$9.85
CLASS C SHARES:
NET ASSETS	$18,269,098
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,957,088
Net asset value and offering price per share[b]	$9.33
CLASS I SHARES:
NET ASSETS	$13,928,124
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,472,981
Net asset value, offering, and redemption price per share	$9.46

a  On investments of $100,000 or more, the offering price is reduced.

b  Redemption price per share is equal to the net asset value per share less any applicable deferred sales charge of 1% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2010

Investment Income:
Dividend income (net of $94,637 of foreign withholding tax)	$1,822,499
Expenses:
Investment advisory fees	595,826
Distribution fees—Class A	70,032
Distribution fees—Class C	143,189
Administration fees	118,130
Professional fees	103,302
Custodian fees and expenses	89,387
Shareholder reporting expenses	62,325
Registration and filing fees	55,310
Shareholder servicing fees—Class A	28,013
Shareholder servicing fees—Class C	47,730
Transfer agent fees and expenses	40,008
Directors' fees and expenses	15,006
Line of credit fees	2,741
Miscellaneous	16,337
Total Expenses	1,387,336
Reduction of Expenses (See Note 2)	(234,443)
Net Expenses	1,152,893
Net Investment Income	669,606
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	4,630,975
Foreign currency transactions	(79,708)
Net realized gain	4,551,267
Net change in unrealized appreciation (depreciation) on:
Investments	2,902,656
Foreign currency translations	(4,248)
Net change in unrealized appreciation (depreciation)	2,898,408
Net realized and unrealized gain	7,449,675
Net Increase in Net Assets Resulting from Operations	$8,119,281

See accompanying notes to financial statements.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009
Change in Net Assets:
From Operations:
Net investment income	$669,606	$871,696
Net realized gain (loss)	4,551,267	(33,189,853)
Net change in unrealized appreciation (depreciation)	2,898,408	44,012,482
Net increase in net assets resulting from operations	8,119,281	11,694,325
Dividends to Shareholders from Net Investment Income:
Class A	(3,254,103)	(101,717)
Class C	(2,334,165)	(20,160)
Class I	(1,933,332)	(85,570)
Total dividends to shareholders	(7,521,600)	(207,447)
Capital Stock Transactions:
Decrease in net assets from Fund share transactions	(8,992,795)	(30,298,227)
Total decrease in net assets	(8,395,114)	(18,811,349)
Net Assets:
Beginning of year	67,636,436	86,447,785
End of year[a]	$59,241,322	$67,636,436

a  Includes dividends in excess of net investment income and undistributed net investment income of $696,405 and $3,179,429, respectively.

See accompanying notes to financial statements.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Year Ended October 31,				For the Period July 31, 2006[a] through
Per Share Operating Performance:	2010	2009	2008	2007	October 31, 2006
Net asset value, beginning of period	$9.15	$6.97	$16.73	$12.39	$11.46
Income from investment operations:
Net investment income	0.11 [b]	0.12 [b]	0.12 [b]	0.09 [b]	0.06 [c]
Net realized and unrealized gain (loss)	1.19	2.09	(8.45)	4.56	0.87
Total from investment operations	1.30	2.21	(8.33)	4.65	0.93
Less dividends and distributions to shareholders from:
Net investment income	(1.04)	(0.03)	(0.92)	(0.29)	—
Net realized gain	—	—	(0.46)	(0.04)	—
Tax return of capital	—	—	(0.07)	—	—
Total dividends and distributions to shareholders	(1.04)	(0.03)	(1.45)	(0.33)	—
Redemption fees retained by the Fund	0.00 [d]	0.00 [d]	0.02	0.02	—
Net increase (decrease) in net asset value	0.26	2.18	(9.76)	4.34	0.93
Net asset value, end of period	$9.41	$9.15	$6.97	$16.73	$12.39
Total investment return[e]	15.88%	31.80%	–53.78%	38.44%	8.12%[f]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$27.0	$28.7	$42.4	$167.0	$66.3
Ratio of expenses to average daily net assets (before expense reduction)	2.19%[h]	2.37%	1.86%	1.86%	3.00%[g]
Ratio of expenses to average daily net assets (net of expense reduction)	1.80%[h]	1.80%	1.79%	1.80%	1.80%[g]
Ratio of net investment income to average daily net assets (before expense reduction)	0.86%[h]	1.08%	0.98%	0.56%	2.47%[g]
Ratio of net investment income to average daily net assets (net of expense reduction)	1.26%[h]	1.65%	1.04%	0.62%	3.22%[g]
Portfolio turnover rate	94%	134%	77%	100%	3%[f]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  49.6% of total net investment income was attributable to a special dividend paid by Great Eagle Holdings Ltd.

d  Amount is less than $0.005.

e  Does not reflect sales charges, which would reduce return.

f  Not annualized.

g  Annualized.

h  Reflects Fund level ratio for non-class specific expenses.

See accompanying notes to financial statements.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class C
	For the Year Ended October 31,				For the Period July 31, 2006[a] through
Per Share Operating Performance:	2010	2009	2008	2007	October 31, 2006
Net asset value, beginning of period	$9.08	$6.93	$16.65	$12.37	$11.46
Income from investment operations:
Net investment income (loss)	0.05 [b]	0.07 [b]	0.05 [b]	(0.00)[b,c]	0.03 [d]
Net realized and unrealized gain (loss)	1.18	2.09	(8.43)	4.55	0.88
Total from investment operations	1.23	2.16	(8.38)	4.55	0.91
Less dividends and distributions to shareholders from:
Net investment income	(0.98)	(0.01)	(0.83)	(0.25)	—
Net realized gain	—	—	(0.46)	(0.04)	—
Tax return of capital	—	—	(0.07)	—	—
Total dividends and distributions to shareholders	(0.98)	(0.01)	(1.36)	(0.29)	—
Redemption fees retained by the Fund	0.00 [c]	0.00 [c]	0.02	0.02	—
Net increase (decrease) in net asset value	0.25	2.15	(9.72)	4.28	0.91
Net asset value, end of period	$9.33	$9.08	$6.93	$16.65	$12.37
Total investment return[e]	15.05%	31.17%	–54.10%	37.53%	7.95%[f]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$18.3	$21.5	$25.9	$87.9	$12.2
Ratio of expenses to average daily net assets (before expense reduction)	2.84%[h]	3.02%	2.51%	2.51%	3.52%[g]
Ratio of expenses to average daily net assets (net of expense reduction)	2.45%[h]	2.45%	2.44%	2.45%	2.45%[g]
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	0.22%[h]	0.39%	0.38%	(0.06)%	2.49%[g]
Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	0.62%[h]	0.97%	0.44%	(0.01)%	3.10%[g]
Portfolio turnover rate	94%	134%	77%	100%	3%[f]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  Amount is less than $0.005.

d  49.6% of total net investment income was attributable to a special dividend paid by Great Eagle Holdings Ltd.

e  Does not reflect sales charges, which would reduce return.

f  Not annualized.

g  Annualized.

h  Reflects Fund level ratio for non-class specific expenses.

See accompanying notes to financial statements.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class I
	For the Year Ended October 31,				For the Period July 31, 2006[a] through
Per Share Operating Performance:	2010	2009	2008	2007	October 31, 2006
Net asset value, beginning of period	$9.19	$6.98	$16.77	$12.40	$11.46
Income from investment operations:
Net investment income	0.14 [b]	0.14 [b]	0.18 [b]	0.14 [b]	0.07 [c]
Net realized and unrealized gain (loss)	1.20	2.11	(8.49)	4.57	0.87
Total from investment operations	1.34	2.25	(8.31)	4.71	0.94
Less dividends and distributions to shareholders from:
Net investment income	(1.07)	(0.04)	(0.97)	(0.32)	—
Net realized gain	—	—	(0.46)	(0.04)	—
Tax return of capital	—	—	(0.07)	—	—
Total dividends and distributions to shareholders	(1.07)	(0.04)	(1.50)	(0.36)	—
Redemption fees retained by the Fund	0.00 [d]	0.00 [d]	0.02	0.02	—
Net increase (decrease) in net asset value	0.27	2.21	(9.79)	4.37	0.94
Net asset value, end of period	$9.46	$9.19	$6.98	$16.77	$12.40
Total investment return	16.25%[e]	32.38%	–53.64%	38.96%	8.20%[f]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$13.9	$17.4	$18.1	$54.4	$6.8
Ratio of expenses to average daily net assets (before expense reduction)	1.84%[h]	2.00%	1.50%	1.50%	2.85%[g]
Ratio of expenses to average daily net assets (net of expense reduction)	1.45%[h]	1.45%	1.44%	1.45%	1.45%[g]
Ratio of net investment income to average daily net assets (before expense reduction)	1.21%[h]	1.39%	1.45%	0.89%	2.39%[g]
Ratio of net investment income to average daily net assets (net of expense reduction)	1.60%[h]	1.95%	1.51%	0.94%	3.33%[g]
Portfolio turnover rate	94%	134%	77%	100%	3%[f]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  49.6% of total net investment income was attributable to a special dividend paid by Great Eagle Holdings Ltd.

d  Amount is less than $0.005.

e  The net asset value (NAV) disclosed in this report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on October 31, 2010. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on October 31, 2010.

f  Not annualized.

g  Annualized.

h  Reflects Fund level ratio for non-class specific expenses.

See accompanying notes to financial statements.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Significant Accounting Policies

Cohen & Steers Asia Pacific Realty Shares, Inc. (the Fund) was incorporated under the laws of the State of Maryland on April 24, 2006 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified, open-end management investment company. The Fund's investment objective is total return. The authorized shares of the Fund are divided into three classes designated Class A, C and I shares. Each of the Fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distributions and shareholder servicing of such shares).

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the advisor) to be over-the-counter, are valued at the official closing prices as reported by sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities.

Securities for which market prices are unavailable, or securities for which the advisor determines that the bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below:

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2010 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)*
Common Stock—Indonesia	$729,980	$—	$729,980	—
Common Stock—Other Countries	58,246,297	58,246,297	—	—
Warrants	17,563	17,563	—	—
Money Market Funds	1,800,000	—	1,800,000	—
Total Investments	$60,793,840	$58,263,860	$2,529,980	—

*  BGP Holdings PLC was acquired via a spinoff and has been fair valued at zero pursuant to the Fund's fair value procedures and classified as a Level 3 security. Its likelihood of having value in the future is remote.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have them paid in cash. These dividend and distributions are subject to recharacterization for tax purposes which will be finalized upon the concluding determination of the Fund's taxable income for the year.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions where it trades for all open tax years and has concluded that as of October 31, 2010, no provisions for income tax would be required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory and Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The advisor serves as the Fund's investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the advisor provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Fund's Board of Directors.

For the services provided to the Fund, the advisor receives a fee, accrued daily and paid monthly, at the annual rate of 1.00% of the average daily net assets of the Fund.

For the year ended October 31, 2010, and through February 29, 2012, the advisor has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred to the extent necessary to maintain the Fund's annual operating expenses at 1.80% for the Class A shares, 2.45% for the Class C shares and 1.45% for the Class I shares.

Under a subadvisory agreement between the advisor and Cohen & Steers Asia Limited (the subadvisor), a wholly owned subsidiary of the advisor, the subadvisor provides investment research and advice on Asia Pacific real estate companies and may provide advisory services to the Fund. For its services provided under the subadvisory agreement, the advisor (not the Fund) allocates 50% of the investment advisory fee received from the Fund between itself and the subadvisor based on the portion of the Fund's average assets managed by the advisor and subadvisor. For the year ended October 31, 2010, the advisor paid the subadvisor $297,913.

Administration Fees: The Fund has entered into an administration agreement with the advisor under which the advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.10% of the Fund's average daily net assets. For the year ended October 31, 2010, the Fund paid the advisor $59,583 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as sub-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the advisor. The Fund has adopted a distribution plan (the plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The plan provides that the Fund will pay the distributor a fee accrued daily and paid monthly at an annual rate of up to 0.25% of the average daily net assets attributable to the Class A shares and up to 0.75% of the average daily net assets attributable to the Class C shares.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

For year ended October 31, 2010, the Fund has been advised that the distributor received $3,084 in sales commissions from the sale of Class A shares and that the distributor also received $60 and $1,734 of contingent deferred sales charges relating to redemptions of Class A and Class C shares, respectively. The distributor has advised the Fund that proceeds from the contingent deferred sales charges on these classes are paid to the distributor and are used by the distributor to defray its expenses related to providing distribution related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes and interest and other financing costs associated with these classes.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.10% of the average daily net asset value of the Fund's Class A shares and up to 0.25% of the average daily net asset value of the Fund's Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the advisor. The Fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $950 from the Fund for the year ended October 31, 2010.

Other: At October 31, 2010, there was one investor owning 12.5% of the Fund's outstanding shares. Investment activities of this shareholder could have significant impact on the Fund.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended October 31, 2010, totaled $55,182,166 and $71,328,933, respectively.

Note 4. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended October 31,
	2010	2009
Ordinary income	$7,521,600	$207,447

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

As of October 31, 2010, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Cost for federal income tax purposes	$57,884,764
Gross unrealized appreciation	$9,176,205
Gross unrealized depreciation	(6,267,129)
Net unrealized appreciation	$2,909,076
Undistributed ordinary income	$3,656,693

As of October 31, 2010, the Fund had a net capital loss carryforward of $91,877,833, of which $51,390,511 will expire on October 31, 2016, $37,894,969 will expire on October 31, 2017 and $2,592,353 will expire on October 31, 2018. This carryforward may be used to offset future capital gains to the extent provided by regulations.

As of October 31, 2010, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and unrealized gain on passive foreign investment companies and permanent book/tax differences primarily attributable to foreign currency transactions and sales of passive foreign investment companies. To reflect reclassifications arising from the permanent differences, accumulated net realized loss was charged $2,976,160 and dividends in excess of net investment income was credited $2,976,160. Net assets were not affected by this reclassification.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 5. Capital Stock

The Fund is authorized to issue 225 million shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Year Ended October 31, 2010		For the Year Ended October 31, 2009
	Shares	Amount	Shares	Amount
Class A:
Sold	1,100,265	$9,268,228	674,218	$5,424,531
Issued as reinvestment of dividends	280,944	2,321,186	9,077	72,711
Redeemed	(1,648,708)	(14,132,081)	(3,635,689)	(23,828,941)
Redemption fees retained by the Fund[a]	—	2,511	—	5,301
Net decrease	(267,499)	$(2,540,156)	(2,952,394)	$(18,326,398)
Class C:
Sold	355,823	$3,025,373	358,927	$2,963,932
Issued as reinvestment of dividends	122,436	1,008,422	1,157	9,206
Redeemed	(885,308)	(7,317,583)	(1,727,164)	(11,001,095)
Redemption fees retained by the Fund[a]	—	1,836	—	3,499
Net decrease	(407,049)	$(3,281,952)	(1,367,080)	$(8,024,458)
Class I:
Sold	297,076	$2,746,962	619,319	$4,342,754
Issued as reinvestment of dividends	110,062	916,347	5,375	43,159
Redeemed	(828,834)	(6,835,232)	(1,324,708)	(8,336,199)
Redemption fees retained by the Fund[a]	—	1,236	—	2,915
Net decrease	(421,696)	$(3,170,687)	(700,014)	$(3,947,371)

a  The Fund may charge a 2% redemption fee on shares sold within 60 days of the time of purchase. Redemption fees are paid directly to the Fund.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 6. Borrowings

The Fund, in conjunction with other Cohen & Steers funds, is a party to a $200,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement, which expires January 28, 2011. The Fund pays a commitment fee of 0.15% per annum on its proportionate share of the unused portion of the credit agreement.

During the year ended October 31, 2010, the Fund did not borrow under the credit agreement.

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 8. Subsequent Event

On December 14, 2010, the Board of Directors of the Fund approved the following: effective March 1, 2011, the Fund will change its name to Cohen & Steers Emerging Markets Real Estate Fund, Inc., and its policy with respect to the investment of at least 80% of its net assets will change to, under normal market conditions, investing at least 80% of its net assets in securities issued by emerging markets real estate companies and other investments with economic characteristics similar to such securities. The Fund's investment objective will remain total return; however, generally the Fund expects the level of current income to vary over time.

From December 17, 2010 to February 28, 2011, shareholders will be permitted to exchange or redeem shares of the Fund without incurring any contingent deferred sales charges or redemption fees that would otherwise apply.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Cohen & Steers Asia Pacific Realty Shares, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Asia Pacific Realty Shares, Inc. (the "Fund") at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 20, 2010

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

TAX INFORMATION—2010 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of $148,181.

The Fund has elected, pursuant to section 853 of the Internal Revenue Code, to pass through foreign taxes of $85,250. The Fund generated net foreign source income of $1,916,633 with respect to this election.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the Fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment advisory and subadvisory agreements (the "Advisory Agreements"), or interested persons of any such party ("Independent Directors"), has the responsibility under the 1940 Act to approve the Fund's Advisory Agreements for their initial two year term and their continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a meeting held in person on June 22-23, 2010, the Advisory Agreements were discussed and were unanimously continued for a term ending June 30, 2011 by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Advisory Agreements, the Board of Directors reviewed materials provided by the Fund's investment advisor (the "Investment Advisor") and Fund counsel which included, among other things, fee, expense and performance information compared to peer funds ("Peer Funds") and performance comparisons to a larger category universe, prepared by an independent data provider; summary information prepared by the Investment Advisor; and a memorandum outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Advisor throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services provided by the Investment Advisor and the Subadvisors: The Board of Directors reviewed the services that the Investment Advisor and the sub-investment advisors (the "Subadvisors") provide to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and, for the Investment Manager, generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Advisor and the Subadvisors to other funds, including those that have investment objectives and strategies similar to the Fund. The Board of Directors next considered the education, background and experience of the Investment Advisor's and Subadvisors' personnel, noting particularly that the favorable history and reputation of the portfolio managers for the Fund has had, and would likely continue to have, a favorable impact on the Fund. The Board of Directors further noted the Investment Advisor's and Subadvisors' ability to attract qualified and experienced personnel. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Advisor and the Subadvisors are adequate and appropriate.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

(ii) Investment performance of the Fund and the Investment Advisor and Subadvisors: The Board of Directors considered the investment performance of the Fund versus Peer Funds and compared to a relevant benchmark. The Board of Directors noted that the Fund outperformed its benchmark and the medians of the Peer Funds for the year-to-date, one- and three- year periods ended March 31,2010. The Board of Directors engaged in discussions with the Investment Advisor regarding the contributors and detractors to the Fund's performance during the periods. The Board of Directors also considered supplemental information provided by the Investment Advisor, including a narrative summary of various factors affecting performance and the Investment Advisor's performance in managing other real estate funds. The Board of Directors then determined that Fund performance, in light of all the considerations noted above, was satisfactory.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor from the relationship with the Fund: Next, the Board of Directors considered the advisory fees payable by the Fund, as well as total expense ratios. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors noted that actual advisory fees were lower than the median of the Peer Funds and the contractual advisory fees and net expense ratio were higher than the medians for the Peer Funds. The Board of Directors considered that the Investment Advisor continues to waive its fees and reimburse expenses to limit overall operating expenses of the Fund. The Board of Directors noted that the high expense ratio was due in part to the Fund's relatively small size, and that as the Fund grows in size, its expense ratio is expected to compare more favorably with the Peer Funds. The Board of Directors then considered the administrative services provided by the Investment Advisor, including compliance and accounting services, and further noted that the Fund pays an administration fee to the Investment Advisor. The Board of Directors concluded that the Fund's expense structure is satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Advisor of its relationship with the Fund. Since the Subadvisors are paid by the Investment Advisor and not by the Fund and are Subadvisors of the Investment Advisor, and the Board of Directors considered the profitability of the Investment Advisor as a whole, the Board of Directors did not consider the Subadvisors' separate profitability to be relevant to their considerations. The Board of Directors took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreements, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Advisor receives by allocating the Fund's brokerage transactions. The Board of Directors also considered the fees received by the Investment Advisor under the Administration Agreement, and noted the significant services received, such as compliance, accounting and operational services and furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund, and that these services were beneficial to the Fund. The Board of Directors noted that because of the Fund's small size, the operating expenses continue to be subsidized, and the Fund is not yet profitable to the Investment Advisor.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors also considered the Fund's asset size and determined that there were not at this time significant economies of scale that were not being shared with shareholders.

(v) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (iii), the Board of Directors compared both the services rendered and the fees paid under the Advisory Agreements to those under other investment advisory contracts of other investment advisers managing Peer Funds. The Board of Directors also considered the services rendered, fees paid and profitability under the Advisory Agreements to the Investment Advisor's other advisory agreements and advisory contracts with institutional and other clients with similar investment mandates, including subadvised mutual funds and proprietary funds. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Advisor in developing and managing the Fund that the Investment Advisor does not with institutional and other clients. The Board of Directors determined that on a comparative basis the fees under the Advisory Agreements were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Advisory Agreements.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its advisor, administrator, sub-administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the advisor, administrator and sub-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During at Least the Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Interested Director[4]

Robert H. Steers Age: 57	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc. (the Advisor) since 2003 and its parent, Cohen & Steers, Inc. since 2004. Vice President of Cohen & Steers Securities, LLC, the Fund's Distributor.	18	1991 to present

Martin Cohen[5] Age: 61	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of the Advisor since 2003 and Cohen & Steers, Inc. since 2004. Prior to that, President of the Advisor; Vice President of the Distributor.	18	1991 to present

  (table continued on next page)

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During at Least the Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Disinterested Directors

Bonnie Cohen[5] Age: 67	Director	Until next election of directors	Consultant. Board Member United States Department of Defense Business Board; Vice-chair Global Heritage Fund; Chair of the Advisory Committee, The Posse Foundation, DC; Finance Chair, District of Columbia Public Libraries. Government service: former Undersecretary of State for Management, US Department of State; previously Assistant Secretary of Interior for Policy Management and Budget, US Department of Interior. Private employment includes Senior Vice President National Trust for Historic Preservation, Treasurer UMWA Health and Retirement Funds.	18	2001 to present

George Grossman Age: 56	Director	Until next election of directors	Attorney-at-law	18	1993 to present

Richard E. Kroon Age: 68	Director	Until next election of directors	Member of Investment Committee, Monmouth University. Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation; and former chairman of the National Venture Capital Association.	18	2004 to present

Richard J. Norman Age: 67	Director	Until next election of directors	Private Investor. Advisory Board Member of the Salvation Army, Member: DC Dept. of Corrections Chaplain's Corps. Prior thereto, Investment Representative of Morgan Stanley Dean Witter.	18	2001 to present

  (table continued on next page)

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During at Least the Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Frank K. Ross Age: 67	Director	Until next election of directors	Professor of Accounting, Howard University. Board member of Pepco Holdings, Inc. (electric utility). Formerly, Midatlantic Area Managing Partner for Audit and Risk Advisory Services at KPMG LLP and Managing Partner of its Washington DC office.	18	2004 to present

Willard H. Smith Jr. Age: 73	Director	Until next election of directors	Board member of Essex Property Trust Inc. Managing Director at Merrill Lynch & Co., Equity Capital Markets Division from 1983 to 1995.	18	1996 to present

C. Edward Ward Jr. Age: 64	Director	Until next election of directors	Member of the Board of Trustees of Directors Manhattan College, Riverdale, New York. Formerly head of closed-end fund listings for the New York Stock Exchange.	18	2004 to present

1  The address for each director is 280 Park Avenue, New York, NY 10017.

2  On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.

3  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

4  "Interested person", as defined in the 1940 Act, of the fund because of affiliation with CSCM (Interested Directors).

5  Martin Cohen and Bonnie Cohen are not related.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

The officers of the fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their address, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address and Age[1]	Position(s) Held with Fund	Principal Occupation During at Least the Past 5 Years	Length of Time Served[2]
Adam M. Derechin Age: 46	President and Chief Executive Officer	Chief Operating Officer of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President of CSCM and Vice President and Assistant Treasurer of the Cohen & Steers funds.	Since 2005

Joseph M. Harvey Age: 46	Vice President	President and Chief Investment Officer of CSCM (since 2003) and President of CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	Since 2004

Scott Crowe Age: 33	Vice President	Senior Vice President and Global Research Strategist of the Advisor since 2007. Prior thereto, Executive Director at UBS and head of U.S. REITs and a global strategist. He also worked at UBS Warburg as a real estate analyst.	Since 2008

Luke Sullivan Age: 33	Vice President	Senior Vice President of the Advisor since 2006. Prior thereto, Vice President and research analyst at Citigroup Investment Research, covering Australian companies.	Since 2008

Francis C. Poli Age: 48	Secretary	Executive Vice President, Secretary and General Counsel of CSCM and CNS since March 2007. Prior thereto, General Counsel of Allianz Global Investors of America LP.	Since 2007

James Giallanza Age: 44	Treasurer and Chief Financial Officer	Senior Vice President of CSCM since September 2006. Prior thereto, Deputy Head of the US Funds Administration and Treasurer & CFO of various mutual funds within the Legg Mason (formally Citigroup Asset Management) fund complex from August 2004 to September 2006; Director/Controller of the US wholesale business at UBS Global Asset Management (U.S.) from September 2001 to July 2004.	Since 2006

Lisa D. Phelan Age: 42	Chief Compliance Officer	Senior Vice President and Director of Compliance of CSCM since 2007 and prior to that, Vice President since 2006. Chief Compliance Officer of CSSL since 2004. Prior to that, Compliance Officer of CSCM since 2004. Chief Compliance Officer, Avatar Associates & Overture Asset Managers, 2003-2004.	Since 2006

1  The address of each officer is 280 Park Avenue, New York, NY 10017

2  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

Meet the Cohen & Steers family of open-end funds:

COHEN & STEERS
GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS
REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS
REALTY INCOME FUND

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS
INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
ASIA PACIFIC REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in real estate securities located in the Asia Pacific region

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS
GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS
DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return and high current income and capital appreciation, investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

  *  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

Cohen & Steers Securities, LLC, Distributor

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Scott Crowe
Vice President

Luke Sullivan
Vice President

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Subadvisor

Cohen & Steers Asia Limited
12/F Citibank Tower, Citibank Plaza
No.3 Garden Road
Central, Hong Kong

Fund Subadministrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021
(800) 437-9912

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: Class A—APFAX
C—APFCX
I—APFIX

Web site: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Asia Pacific Realty Shares, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

COHEN & STEERS

ASIA PACIFIC REALTY SHARES

280 PARK AVENUE

NEW YORK, NY 10017

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ANNUAL REPORT

OCTOBER 31, 2010

APFAXAR

Item 2. Code of Ethics.

On October 1, 2009, the registrant has adopted an Amended and Restated Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The material changes to the Code of Ethics that apply to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions were (i) a shortened preclearance window, (ii) the implementation of a 30-day holding period to sell securities at a profit, (iii) limitations on the frequency of trading, and (iv) a preclearance requirement for exchange traded funds. The registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800-330-7348 or writing to the Secretary of the registrant, 280 Park Avenue, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Frank K. Ross, a member of the registrant’s audit committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item.

Item 4. Principal Accountant Fees and Services.

(a) — (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2010	2009
Audit Fees	$52,500	$52,500
Audit-Related Fees	0	-0-
Tax Fees	6,250	6,250
All Other Fees	0	-0-

Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is subcontracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2010	2009
Audit-Related Fees	$0	$0
Tax Fees	0	-0-
All Other Fees	0	-0-

(e)(1)       The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser and any sub-adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant for the investment adviser.

(e) (2)      No services included in (b) — (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)           For the fiscal year ended October 31, 2010 and October 31, 2009, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant was $6,250 and $6,250, respectively.

(h)           The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X  was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Amended and Restated Code of Ethics.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS ASIA PACIFIC REALTY SHARES, INC.

By:	s/Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: December 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	s/Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(principal executive officer)

By:	s/James Giallanza
	Name:	James Giallanza
	Title:	Treasurer
(principal financial officer)

Date: December 22, 2010